UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2013

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 14, 2013

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc. Intermediate Duration Institutional Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2013.

Investment Objectives and Policies

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

Investment Results

The table on page 6 shows the Portfolio’s performance compared to its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Investment Grade Debt Funds Average (a comparison to peers of similarly managed funds, the “Lipper Average”).

The Portfolio rose in absolute terms and outperformed its benchmark for the six- and 12-month periods ended March 31, 2013, but underperformed the Lipper Average for both periods. Positive sector and security selection drove performance during both periods. Within sector allocations, an overweight to investment-grade corporates, commercial mortgage-backed securities (“CMBS”) and an underweight to Treasuries and agency mortgages contributed positively. Exposure to high-yield corporates and non-agency mortgages also added to returns. Security selection within the Portfolio’s investment-grade corporate holdings, particularly within financials, was a solid positive contributor for both periods. Security selection in agency mortgages tempered performance for both periods. CMBS detracted for the six-month period, yet was a notable contributor for the 12-month period.

During both periods, derivatives including Treasury futures and interest rate swaps were utilized to manage both the duration and yield curve positioning of the Portfolio. Yield curve positioning did not have a material impact for the six-month period, yet contributed positively for the 12-month period, attributable to an overweight in the 10-year area of the yield curve where yields fell most. As part of the Portfolio’s credit position, credit default swaps were utilized for investment purposes, resulting in a modest positive impact for both periods. The Portfolio also utilized currency forwards during both periods to hedge the currency risk on non-U.S. dollar positions, which did not impact performance.

Market Review and Investment Strategy

Fixed-income markets were mixed for the six-month period ended March 31, 2013, with credit sectors outperforming government bonds as monetary-policy regimes remained accommodative and U.S. economic data generally improved. U.S. Treasury returns fell into negative territory, as Treasury yields rose and the yield curve steepened. Conversely, spreads in most non-government sectors modestly tightened. Investors were relatively unaffected by fresh political and systemic concerns in the euro area, with Cyprus in particular dominating headlines. The country avoided bankruptcy and a forced exit from the euro by agreeing to a €10 billion bailout of its banking sector. The crisis posed little direct threat to the euro area—Cyprus accounts for just 0.2% of the region’s gross domestic product.

Investors, already buoyed by the U.S. Federal Reserve’s extension of its quantitative easing program in the third quarter 2012, took heart from similar actions by the Bank of Japan (“BOJ”) and official rate cuts by a number of central banks,

(Portfolio Manager Commentary continued on next page)

2013 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

including the Reserve Bank of Australia. The approval of a new austerity package by Greece’s parliament appeared to reduce Greece’s risk of being forced out of the euro area, while the outcomes of the U.S. election and the leadership selection process in China added to an improved sense of political certainty. After appointing a new governor and deputy governor of the BOJ, the Japanese government began to implement Prime Minister Shinzo Abe’s aggressive stimulatory policies. This led to a weakening of the yen, while expectations that the BOJ would include longer-dated Japanese government bonds (“JGBs”) in its asset purchase program caused JGBs to rally.

The Portfolio’s Investment Team (the “Team”) expects continued modest global growth in 2013, led by emerging markets (mainly China) and the U.S., with the potential for a short-term, stimulus-driven rebound in the Japanese economy. In the Team’s view, the transition to a consumer-based recovery in the U.S. may help offset the continuing retrenchment in the public sector. Fiscal austerity continues to weigh on euro-area growth, as political and systemic risks remain important to the region’s outlook.

Against this background, the Team expects most bond markets to continue to benefit from a broadly low interest-rate environment, while high debt burdens in peripheral euro-area countries will remain a potential source of market volatility. Recovering regions are likely to see range-bound rates, while struggling economies such as the UK and Japan are expected, in the Team’s view, to pursue even more aggressive easing policies, with resultant downward pressure on their currencies. The level of risk in the Portfolio is moderate, and is focused mainly in a diversified overweight to investment-grade credit. The Team regards credit valuations as fair, and the lack of nongovernment bond supply remains supportive.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Intermediate Investment Grade Debt Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Intermediate Investment Grade Debt Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment

Disclosures & Risks continued on next page

2013 Semi-Annual Report	3

Disclosures and Risks (continued)

flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are fully discussed in the Portfolio’s prospectus.

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

An Important Note About Historical Performance

The performance shown on page 6 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

2013 Semi-Annual Report	5

Historical Performance

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2013	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio†	0.49%	5.00%	6.55%	5.33%	5.67%	May 17, 2002
Barclays U.S. Aggregate Bond Index	0.09%	3.77%	5.47%	5.02%	5.51%
Lipper Investment Grade Debt Funds Average	0.89%	5.48%	5.79%	4.81%	5.26%

†	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.54%, as of 1/31/13) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio
Growth of a $25,000 Investment in the Portfolio

The chart shows the growth of $25,000 for the Portfolio, Benchmark and Lipper Average from March 31, 2003 through March 31, 2013.

Portfolio Summary—March 31, 2013 (unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivative transactions, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

6	Sanford C. Bernstein Fund II, Inc.

Fund Expenses—March 31, 2013 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,004.90	$2.25	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

2013 Semi-Annual Report	7

Schedule of Investments

Sanford C. Bernstein Fund ll, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)				U.S. $ Value

CORPORATES—INVESTMENT GRADES–31.6%
Industrial–14.4%
Basic–1.7%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$		1,675	$1,734,645
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20			1,555	1,645,930
Basell Finance Co. BV 8.10%, 3/15/27(a)			805	1,078,700
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16			47	55,297
Cia Minera Milpo SAA 4.625%, 3/28/23(a)			1,126	1,119,559
Dow Chemical Co. (The)
4.125%, 11/15/21			670	717,262
5.25%, 11/15/41			650	694,844
7.375%, 11/01/29			170	225,949
8.55%, 5/15/19			689	926,132
Gerdau Trade, Inc. 5.75%, 1/30/21(a)			114	121,695
International Paper Co.
4.75%, 2/15/22			1,120	1,260,699
7.95%, 6/15/18			1,435	1,846,834
LyondellBasell Industries NV 5.75%, 4/15/24			1,481	1,736,472
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)			1,043	1,035,136
Vale SA 5.625%, 9/11/42			2,820	2,789,868
Westvaco Corp. 8.20%, 1/15/30			5	6,226

				16,995,248

Capital Goods–0.7%
Embraer SA 5.15%, 6/15/22			759	826,361
General Electric Co. 5.25%, 12/06/17			230	269,420
Odebrecht Finance Ltd. 5.125%, 6/26/22(a)			960	1,009,440
Owens Corning 6.50%, 12/01/16(b)			1,669	1,879,039
Republic Services, Inc.
3.80%, 5/15/18			16	17,594
5.25%, 11/15/21			953	1,114,010
5.50%, 9/15/19			1,303	1,546,876
United Technologies Corp. 8.75%, 3/01/21			160	226,446

				6,889,186

Principal Amount (000)				U.S. $ Value

Communications—Media–2.9%
CBS Corp.
3.375%, 3/01/22		U.S.$	538	$547,976
5.75%, 4/15/20			2,206	2,603,331
8.875%, 5/15/19			29	38,733
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22			1,160	1,757,836
Comcast Corp.
5.15%, 3/01/20			2,120	2,511,581
5.30%, 1/15/14			15	15,575
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22			2,200	2,248,776
4.60%, 2/15/21			715	778,448
4.75%, 10/01/14			950	1,004,961
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)			784	844,760
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)			1,155	1,166,665
NBCUniversal Media LLC 4.375%, 4/01/21			530	596,330
News America, Inc.
4.50%, 2/15/21			15	16,914
6.15%, 3/01/37–2/15/41			1,388	1,661,279
6.55%, 3/15/33			770	908,733
Omnicom Group, Inc. 3.625%, 5/01/22			967	988,486
Reed Elsevier Capital, Inc. 8.625%, 1/15/19			2,282	2,965,057
SES 3.60%, 4/04/23(a)			521	518,489
TCI Communications, Inc. 7.875%, 2/15/26			110	152,145
Time Warner Cable, Inc.
4.00%, 9/01/21			10	10,670
7.50%, 4/01/14			1,130	1,205,122
Time Warner Entertainment Co. LP 8.375%, 3/15/23			2,460	3,363,278
WPP Finance UK
5.875%, 6/15/14			10	10,562
8.00%, 9/15/14			2,145	2,354,811

				28,270,518

Communications—Telecommunications–1.6%
American Tower Corp. 5.05%, 9/01/20			2,205	2,447,766
AT&T, Inc.
4.30%, 12/15/42(a)			567	528,280
4.45%, 5/15/21			1,262	1,420,116
5.35%, 9/01/40			506	541,712
5.60%, 5/15/18			6	7,124
BellSouth Corp. 5.20%, 9/15/14			37	39,411
BellSouth Telecommunications, Inc. 7.00%, 10/01/25			135	167,590

8	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

British Telecommunications PLC
2.00%, 6/22/15	U.S.$	1,178	$1,205,199
5.95%, 1/15/18		314	374,319
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,452	2,461,389
Pacific Bell Telephone Co. 6.625%, 10/15/34		170	176,362
Rogers Communications, Inc. 4.00%, 6/06/22 CAD		256	267,413
Telecom Italia Capital SA 7.175%, 6/18/19		925	1,052,014
Telefonica Emisiones SAU 5.462%, 2/16/21		1,090	1,173,067
United States Cellular Corp. 6.70%, 12/15/33		1,400	1,475,782
Verizon Communications, Inc.
2.00%, 11/01/16		6	6,192
4.60%, 4/01/21		128	143,146
5.55%, 2/15/16		135	152,298
6.10%, 4/15/18		37	44,653
Vodafone Group PLC 6.15%, 2/27/37		1,985	2,353,984

			16,037,817

Consumer Cyclical—Automotive–0.7%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		4,132	4,551,026
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,821	1,967,509

			6,518,535

Consumer Cyclical—Entertainment–0.4%
Time Warner, Inc.
3.40%, 6/15/22		15	15,468
4.70%, 1/15/21		1,140	1,285,480
7.625%, 4/15/31		140	189,425
Turner Broadcasting System, Inc. 8.375%, 7/01/13		2,109	2,148,550
Viacom, Inc. 5.625%, 9/15/19		510	606,560

			4,245,483

Consumer Cyclical—Other–0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		1,155	1,282,050

Consumer Cyclical—Retailers–0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		2,745	2,895,193

Consumer Non-Cyclical–1.8%
Actavis, Inc. 3.25%, 10/01/22		1,012	1,025,853
Ahold Finance USA LLC 6.875%, 5/01/29		2,285	2,944,129
Archer-Daniels-Midland Co. 4.479%, 3/01/21		18	20,461
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		1,102	1,194,953
Principal Amount (000)			U.S. $ Value

5.875%, 5/15/13	U.S.$	1,720	$1,729,431
8.50%, 6/15/19		19	24,491
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		2,325	2,370,947
ConAgra Foods, Inc. 3.20%, 1/25/23		789	786,407
Diageo Capital PLC 7.375%, 1/15/14		25	26,304
Johnson & Johnson 6.95%, 9/01/29		135	187,990
Kimberly-Clark Corp. 3.875%, 3/01/21		35	39,265
Kroger Co. (The) 3.40%, 4/15/22		1,991	2,074,174
Laboratory Corp. of America Holdings 2.20%, 8/23/17		6	6,067
PepsiCo, Inc. 5.00%, 6/01/18		180	211,711
Pfizer, Inc.
5.35%, 3/15/15		6	6,552
6.20%, 3/15/19		35	43,933
Reynolds American, Inc. 3.25%, 11/01/22		1,293	1,278,381
Tyson Foods, Inc.
4.50%, 6/15/22		2,860	3,112,038
6.60%, 4/01/16(d)		15	17,182

			17,100,269

Energy–2.6%
Anadarko Petroleum Corp. 6.45%, 9/15/36		714	877,557
ConocoPhillips 4.60%, 1/15/15		6	6,428
ConocoPhillips Holding Co. 6.95%, 4/15/29		50	67,547
Encana Corp. 3.90%, 11/15/21		3,430	3,628,295
Marathon Petroleum Corp.
3.50%, 3/01/16		369	394,258
5.125%, 3/01/21		937	1,092,851
Nabors Industries, Inc. 9.25%, 1/15/19		1,933	2,486,190
Noble Energy, Inc. 8.25%, 3/01/19		2,289	2,985,268
Noble Holding International Ltd. 4.90%, 8/01/20		196	217,346
Phillips 66 4.30%, 4/01/22		3,770	4,138,567
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,256	2,503,147
Transocean, Inc. 2.50%, 10/15/17		1,264	1,279,996
Valero Energy Corp. 6.125%, 2/01/20		1,619	1,967,190
Weatherford International Ltd./Bermuda
5.125%, 9/15/20		1,585	1,709,560
6.00%, 3/15/18		164	187,080

2013 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

9.625%, 3/01/19	U.S.$		1,080	$1,410,535

				24,951,815

Technology–0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20			394	448,260
Baidu, Inc. 2.25%, 11/28/17			608	615,391
Hewlett-Packard Co.
4.65%, 12/09/21			1,329	1,378,041
6.125%, 3/01/14			44	46,054
HP Enterprise Services LLC 7.45%, 10/15/29			15	17,521
Intel Corp. 4.80%, 10/01/41			1,035	1,093,174
Motorola Solutions, Inc.
3.50%, 3/01/23			1,537	1,546,065
7.50%, 5/15/25			240	303,852
Oracle Corp. 5.25%, 1/15/16			53	59,613
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			2,870	2,984,085
Xerox Corp. 8.25%, 5/15/14			20	21,581

				8,513,637

Transportation—Airlines–0.2%
Southwest Airlines Co.
5.25%, 10/01/14			1,235	1,305,150
5.75%, 12/15/16			860	965,474

				2,270,624

Transportation—Railroads–0.0%
CSX Corp. 4.75%, 5/30/42			35	36,342

Transportation—Services–0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)			2,585	2,663,266
Con-way, Inc. 6.70%, 5/01/34			458	481,380
Ryder System, Inc.
5.85%, 11/01/16			692	789,866
7.20%, 9/01/15			670	761,016

				4,695,528

				140,702,245

Financial Institutions–13.0%
Banking–8.3%
American Express Co. 2.65%, 12/02/22			11	10,779
Bank of America Corp.
5.00%, 5/13/21			35	39,232
5.625%, 7/01/20			70	81,688
5.70%, 1/24/22			315	368,972
	Principal Amount (000)			U.S. $ Value

5.875%, 2/07/42		U.S.$	1,771	$2,104,003
7.375%, 5/15/14			15	16,053
7.625%, 6/01/19			1,435	1,822,849
Series L
5.65%, 5/01/18			2,385	2,758,985
Barclays Bank PLC
6.625%, 3/30/22(a)		EUR	1,770	2,588,964
7.625%, 11/21/22		U.S.$	1,645	1,622,381
Bear Stearns Cos. LLC (The)
5.30%, 10/30/15			70	77,357
5.55%, 1/22/17			2,460	2,807,758
5.70%, 11/15/14			2,910	3,136,296
Capital One Financial Corp.
4.75%, 7/15/21			35	39,491
7.375%, 5/23/14			21	22,543
Citigroup, Inc.
2.65%, 3/02/15			46	47,270
5.30%, 1/07/16			20	22,114
5.375%, 8/09/20			1,048	1,226,942
8.50%, 5/22/19			2,650	3,530,457
Compass Bank 5.50%, 4/01/20			3,174	3,299,560
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22			1,189	1,197,133
Countrywide Financial Corp. 6.25%, 5/15/16			1,040	1,158,386
Danske Bank A/S 5.684%, 2/15/17		GBP	1,054	1,529,432
DNB Bank ASA 3.20%, 4/03/17(a)		U.S.$	2,845	3,013,316
Fifth Third Bancorp
3.50%, 3/15/22			1,115	1,161,745
6.25%, 5/01/13			15	15,068
Goldman Sachs Group, Inc. (The)
4.75%, 7/15/13			115	116,380
5.00%, 10/01/14			8	8,469
5.125%, 1/15/15			60	64,102
5.35%, 1/15/16			230	254,417
5.50%, 11/15/14			22	23,559
5.75%, 1/24/22			1,500	1,744,086
6.00%, 6/15/20			2,335	2,755,802
Series G
7.50%, 2/15/19			1,885	2,358,259
HSBC Holdings PLC
4.00%, 3/30/22			3,030	3,260,062
5.10%, 4/05/21			1,672	1,931,948
ING Bank NV 2.00%, 9/25/15(a)			2,790	2,840,893
JPMorgan Chase & Co.
3.70%, 1/20/15			270	283,465
4.40%, 7/22/20			45	49,884
4.50%, 1/24/22			1,705	1,868,545
4.625%, 5/10/21			60	67,062
4.75%, 3/01/15			6	6,443
4.875%, 3/15/14			46	47,816

10	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Series 1
7.90%, 4/30/18	U.S.$	1,474	$1,693,374
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		514	567,235
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,075	1,168,416
Merrill Lynch & Co., Inc. 6.11%, 1/29/37		125	140,794
Morgan Stanley
7.25%, 4/01/32		15	19,304
Series G
5.50%, 7/24/20–7/28/21		3,891	4,472,151
6.625%, 4/01/18		1,970	2,354,942
Murray Street Investment Trust I 4.647%, 3/09/17		266	290,871
National Capital Trust II 5.486%, 3/23/15		655	664,825
Nationwide Building Society 6.25%, 2/25/20(a)		2,605	3,049,205
PNC Funding Corp. 5.125%, 2/08/20		25	29,262
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		693	798,682
Santander US Debt SAU 2.991%, 10/07/13(a)		2,555	2,572,050
Societe Generale SA 2.50%, 1/15/14(a)		1,235	1,248,091
SouthTrust Corp. 5.80%, 6/15/14		45	47,101
Standard Chartered PLC 4.00%, 7/12/22(a)		2,175	2,245,905
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,490,693
UFJ Finance Aruba AEC 6.75%, 7/15/13		520	529,335
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,042	1,048,759
Vesey Street Investment Trust I 4.404%, 9/01/16		712	773,953
Wachovia Bank NA
5.60%, 3/15/16		150	169,427
5.85%, 2/01/37		1,270	1,535,812
Wachovia Corp. 5.50%, 5/01/13		2,560	2,570,811

			80,860,964

Brokerage–0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,385	2,379,149

Finance–0.5%
General Electric Capital Corp.
2.95%, 5/09/16		22	23,255
4.65%, 10/17/21		1,144	1,280,767
5.375%, 10/20/16		180	205,051
5.40%, 2/15/17		7	8,040
5.875%, 1/14/38		43	50,137

Series A
6.90%, 9/15/15	U.S.$	180	$204,809
Series G
4.80%, 5/01/13		10	10,037
5.625%, 5/01/18		115	136,099
HSBC Finance Corp.
5.25%, 1/15/14		15	15,531
6.676%, 1/15/21		101	119,517
SLM Corp.
7.25%, 1/25/22		1,765	1,972,388
Series A
5.375%, 5/15/14		1,179	1,229,421

			5,255,052

Insurance–2.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		770	915,691
Allstate Corp. (The) 6.125%, 5/15/37		2,178	2,325,015
Allstate Life Global Funding Trusts 5.375%, 4/30/13		10	10,040
American International Group, Inc.
3.80%, 3/22/17		215	232,646
4.875%, 6/01/22		1,575	1,781,780
6.40%, 12/15/20		1,200	1,486,135
Coventry Health Care, Inc.
5.95%, 3/15/17		540	626,078
6.125%, 1/15/15		205	221,632
6.30%, 8/15/14		1,655	1,769,605
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		884	1,193,629
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		505	533,710
5.125%, 4/15/22		1,075	1,239,954
5.50%, 3/30/20		1,373	1,601,318
6.10%, 10/01/41		110	132,470
Humana, Inc.
6.30%, 8/01/18		220	258,390
6.45%, 6/01/16		240	276,908
7.20%, 6/15/18		605	740,666
Lincoln National Corp. 8.75%, 7/01/19		675	914,896
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		620	958,420
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,214,925
MetLife, Inc.
4.75%, 2/08/21		350	400,449
5.00%, 6/15/15		90	98,027
6.75%, 6/01/16		25	29,390
7.717%, 2/15/19		492	638,878
10.75%, 8/01/39		5	7,763
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,120	3,068,757
Prudential Financial, Inc. 5.625%, 6/15/43		1,775	1,837,125
WellPoint, Inc. 3.30%, 1/15/23		1,001	1,014,353

2013 Semi-Annual Report	11

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

XL Group PLC
5.25%, 9/15/14	U.S.$	1,565	$1,651,268
6.25%, 5/15/27		155	188,405

			27,368,323

Other Finance–0.2%
ORIX Corp. 4.71%, 4/27/15		1,867	1,981,173

REITS–0.9%
ERP Operating LP 5.25%, 9/15/14		165	175,697
HCP, Inc. 5.375%, 2/01/21		2,980	3,461,577
Health Care REIT, Inc. 5.25%, 1/15/22		2,980	3,361,881
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		1,501	1,566,766

			8,565,921

			126,410,582

Utility–3.8%
Electric–1.6%
Alabama Power Co.
3.95%, 6/01/21		54	60,215
Series 07A
5.55%, 2/01/17		135	156,053
CMS Energy Corp. 5.05%, 3/15/22		932	1,072,822
Constellation Energy Group, Inc. 5.15%, 12/01/20		555	633,701
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	47,232
Enersis SA/Cayman Island 7.375%, 1/15/14		70	73,089
FirstEnergy Corp.
Series B
4.25%, 3/15/23		397	401,518
Series C
7.375%, 11/15/31		1,250	1,464,350
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		2,335	2,902,204
Nisource Finance Corp. 6.80%, 1/15/19		2,620	3,196,961
Pacific Gas & Electric Co.
4.50%, 12/15/41		1,115	1,164,700
6.05%, 3/01/34		10	12,509
Southern California Edison Co. 3.875%, 6/01/21		18	20,228
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,080	1,105,996
TECO Finance, Inc.
4.00%, 3/15/16		545	585,742
5.15%, 3/15/20		675	781,974
Union Electric Co. 6.70%, 2/01/19		245	307,194

Principal Amount (000)			U.S. $ Value

Wisconsin Energy Corp. 6.25%, 5/15/67	U.S.$	1,186	$1,287,403

			15,273,891

Natural Gas–2.2%
DCP Midstream LLC 5.35%, 3/15/20(a)		563	622,766
Energy Transfer Partners LP
4.65%, 6/01/21		25	27,212
5.95%, 2/01/15		20	21,683
6.125%, 2/15/17		125	144,722
6.625%, 10/15/36		120	136,831
6.70%, 7/01/18		719	867,512
7.50%, 7/01/38		1,685	2,103,999
Enterprise Products Operating LLC
5.20%, 9/01/20		506	593,444
Series G
5.60%, 10/15/14		10	10,719
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		3,155	3,352,197
4.15%, 3/01/22		672	720,656
ONEOK, Inc. 4.25%, 2/01/22		2,830	3,005,570
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,845	3,120,029
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,515	2,682,818
Williams Cos., Inc. (The) 3.70%, 1/15/23		2,378	2,360,662
Williams Partners LP
4.00%, 11/15/21		30	31,428
5.25%, 3/15/20		1,809	2,061,506

			21,863,754

			37,137,645

Non Corporate Sectors–0.4%
Agencies—Not Government Guaranteed–0.4%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		1,978	2,203,096
Petrobras International Finance Co.—Pifco
5.375%, 1/27/21		1,345	1,451,246
5.75%, 1/20/20		55	60,576

			3,714,918

Total Corporates—Investment Grades (cost $281,823,388)			307,965,390

MORTGAGE PASS-THROUGHS–23.6%
Agency Fixed Rate 30-Year–19.6%
Federal Home Loan Mortgage Corp. Gold
4.50%, 10/01/39–2/01/41		14,051	15,032,216
5.50%, 4/01/38		5,368	5,813,520
Series 2005
5.50%, 1/01/35		23	25,367

12	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Series 2007
5.50%, 7/01/35	U.S.$	1,210	$1,322,576
Federal National Mortgage Association
3.00%, TBA		25,030	25,816,097
3.50%, TBA		23,200	24,497,750
3.50%, TBA		7,500	7,900,781
4.00%, TBA		22,585	24,077,728
4.50%, TBA		17,100	18,422,579
5.50%, 5/01/38–6/01/38		8,066	8,804,437
6.00%, TBA		1,099	1,203,748
6.00%, 9/01/37–10/01/40		9,693	10,629,836
Series 2003
5.00%, 11/01/33		1,957	2,124,603
5.50%, 4/01/33–7/01/33		3,532	3,893,530
Series 2004
5.50%, 2/01/34–11/01/34		3,151	3,474,457
6.00%, 9/01/34		317	353,675
Series 2005
4.50%, 8/01/35		2,921	3,149,105
5.50%, 2/01/35		3,415	3,761,564
6.00%, 4/01/35		1,812	2,020,462
Series 2006
5.00%, 2/01/36		5,423	5,888,036
5.50%, 4/01/36		828	908,841
6.00%, 11/01/36		11	11,901
Series 2007
4.50%, 9/01/35		2,658	2,872,870
5.00%, 11/01/35–7/01/36		86	93,985
5.50%, 5/01/36–8/01/37		305	335,342
6.00%, 3/01/37		50	55,279
Series 2008
5.50%, 12/01/35–3/01/37		4,163	4,566,967
6.00%, 3/01/37–5/01/38		10,023	11,039,864
Series 2010
6.00%, 2/01/40–4/01/40		2,556	2,803,792

			190,900,908

Agency Fixed Rate 15-Year–3.1%
Federal National Mortgage Association
3.00%, TBA		11,065	11,633,378
4.50%, TBA		7,740	8,326,245
4.50%, 12/01/13–7/01/26		9,868	10,641,247
Series 2008
4.50%, 5/01/23		16	16,876

			30,617,746

Agency ARMs–0.9%
Federal Home Loan Mortgage Corp.
2.371%, 4/01/35(b)		1,900	2,013,548
2.384%, 11/01/35(b)		3,394	3,618,493
2.935%, 5/01/35(b)		887	937,965
Series 2006
3.068%, 12/01/36(b)		2	2,394
Series 2007
3.063%, 3/01/37(b)		3	3,245
Series 2008
2.764%, 11/01/37(d)		425	453,730

Federal National Mortgage Association
Series 2003
2.81%, 12/01/33(d)	U.S.$	798	$856,016
Series 2007
2.335%, 2/01/37(b)		5	5,241
2.38%, 3/01/34(d)		732	781,465
2.859%, 3/01/37(d)		7	6,986

			8,679,083

Total Mortgage Pass-Throughs (cost $225,049,717)			230,197,737

ASSET-BACKED SECURITIES–14.2%
Autos—Fixed Rate–8.3%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14		1,042	1,042,898
Ally Master Owner Trust Series 2010-3, Class A 2.88%, 4/15/15(a)		3,235	3,238,364
Series 2011-3, Class A2 1.81%, 5/15/16		180	182,540
Series 2012-4, Class A 1.72%, 7/15/19		2,525	2,558,595
AmeriCredit Automobile Receivables Trust
Series 2011-4, Class A2 0.92%, 3/09/15		407	407,801
Series 2011-5, Class A2 1.19%, 8/08/15		502	503,110
Series 2012-3, Class A3 0.96%, 1/09/17		3,225	3,243,128
Series 2012-4, Class A2 0.49%, 4/08/16		4,124	4,124,926
Series 2013-1, Class A2 0.49%, 6/08/16		2,282	2,282,402
ARI Fleet Lease Trust Series 2013-A, Class A2 1.25%, 12/15/15(a)		2,238	2,237,875
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A 2.10%, 3/20/19(a)		2,170	2,214,340
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,825	1,841,124
Capital Auto Receivables Asset Trust
Series 2013-1, Class A2 0.62%, 7/20/16		1,955	1,953,501
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		1,460	1,467,637
Exeter Automobile Receivables Trust
Series 2012-1A, Class A
2.02%, 8/15/16(a)		1,066	1,071,860
Series 2012-2A, Class A
1.30%, 6/15/17(a)		2,188	2,199,154

2013 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17	U.S.$	1,943	$1,942,948
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	2,821	2,785,249
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)		1,674	1,651,012
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	3,158	3,159,167
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		1,865	1,882,309
Series 2012-D, Class B 1.01%, 5/15/18		860	857,402
Ford Credit Floorplan Master Owner Trust
Series 2012-4, Class A1 0.74%, 9/15/16		6,590	6,605,166
Series 2013-1, Class A1 0.85%, 1/15/18		2,439	2,436,371
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		3,745	3,744,567
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		2,693	2,691,694
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(a)		431	430,623
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		4,203	4,203,815
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		3,314	3,318,978
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,979	1,981,900
Series 2012-B, Class A2A 0.45%, 6/15/15		1,405	1,404,130
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		3,630	3,638,589
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		3,125	3,136,784
Series 2012-6, Class A2 0.47%, 9/15/15		1,220	1,219,835
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,840	1,841,072
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14		1,332	1,333,099

			80,833,965

Credit Cards—Fixed Rate–3.2%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18	U.S.$	5,970	$5,984,333
Series 2012-5, Class A 0.59%, 5/15/18		3,090	3,091,323
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)		2,485	2,484,845
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		1,020	1,025,163
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		3,260	3,255,190
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,593	1,602,674
Series 2012-A3, Class A3 0.86%, 11/15/17		1,908	1,918,689
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		3,070	3,066,847
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		3,080	3,107,977
Series 2012-7, Class A 1.76%, 9/15/22		2,660	2,643,295
Series 2013-1, Class A 1.35%, 3/15/21		1,680	1,679,946
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,815	1,846,730

			31,707,012

Autos—Floating Rate–1.2%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.603%, 9/15/17(a)(b)		3,257	3,261,464
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.903%, 2/15/17(a)(b)		3,630	3,729,868
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.693%, 6/20/17(b)		4,370	4,389,696

			11,381,028

Other ABS—Fixed Rate–0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(a)	CAD	186	182,764
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)	U.S.$	1,628	1,634,165
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		414	414,656

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2012-A, Class A3 0.94%, 5/15/17	U.S.$	2,301	$2,312,714
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,126	1,129,032
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		960	961,275

			6,634,606

Credit Cards—Floating Rate–0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.903%, 2/15/17(a)(b)		2,855	2,879,300
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.773%, 3/18/14(a)(b)		3,298	3,306,585

			6,185,885

Home Equity Loans—Floating Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.329%, 12/25/32(b)		317	306,596
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.463%, 1/20/35(b)		407	403,174
Series 2006-1, Class M1 0.483%, 1/20/36(b)		54	51,436
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.504%, 4/25/34(b)		149	143,239

			904,445

Home Equity Loans—Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		293	300,186
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		223	221,133

			521,319

Total Asset-Backed Securities (cost $137,923,389)			138,168,260

GOVERNMENTS—TREASURIES–12.7%
United States–12.7%
U.S. Treasury Bonds 2.75%, 8/15/42–11/15/42		1,540	1,427,415
3.00%, 5/15/42		5,770	5,649,188
4.50%, 2/15/36		3,999	5,079,354
4.625%, 2/15/40		24,756	32,229,217
5.375%, 2/15/31		40	55,644
8.125%, 8/15/21		384	585,840

U.S. Treasury Notes 0.50%, 7/31/17	U.S.$	155	$154,116
0.625%, 8/31/17–11/30/17		20,105	20,053,868
0.875%, 11/30/16–1/31/17		230	233,163
1.00%, 8/31/16–3/31/17		43,462	44,255,842
1.375%, 5/15/13		36	36,055
1.50%, 6/30/16		160	165,612
2.00%, 11/15/21–2/15/23		11,635	11,784,298
2.125%, 8/15/21		125	130,625
2.625%, 4/30/16		105	112,178
2.625%, 11/15/20(e)		1,269	1,383,666

Total Governments—Treasuries (cost $117,386,188)			123,336,081

COMMERCIAL MORTGAGE—BACKED SECURITIES–7.9%
Non-Agency Fixed Rate CMBS–7.4%
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A5 4.60%, 2/13/46		977	978,621
Series 2006-PW12, Class A4 5.718%, 9/11/38		1,375	1,551,066
Series 2006-T24, Class AJ 5.598%, 10/12/41		1,070	1,042,843
CGRBS Commercial Mortgage Trust Series 2013-VN05 1.00%, 3/13/23(a)		2,495	2,557,358
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.365%, 4/15/40		390	404,543
Commercial Mortgage Pass-Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		1,575	1,711,049
Series 2006-C3, Class AJ 5.805%, 6/15/38		1,015	991,185
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		1,055	1,076,473
Series 2005-C1, Class A4
5.014%, 2/15/38		4,205	4,458,696
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.805%, 6/15/38		5,080	5,685,368
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.811%, 5/15/46		2,665	3,109,996
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		1,740	1,736,590
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35		1	1,299

2013 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2005-GG5, Class AJ 5.243%, 4/10/37	U.S.$	30	$23,956
Series 2007-GG9, Class A4 5.444%, 3/10/39		5,245	5,978,744
Series 2007-GG9, Class AM 5.475%, 3/10/39		935	1,031,294
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		295	308,105
Series 2012-GCJ7, Class A4 3.377%, 5/10/45		5,465	5,803,437
Series 2012-GCJ9, Class A3 2.773%, 11/10/45		3,785	3,819,195
GS Mortgage Securities Trust 3.557%, 4/10/31(a)		1,499	1,524,224
Series 2006-GG6, Class AJ 5.635%, 4/10/38		930	922,925
Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,891	2,967,569
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.335%, 8/12/37		40	42,892
Series 2007-CB19, Class AM 5.714%, 2/12/49		920	1,026,689
Series 2007-LD11, Class A4 5.807%, 6/15/49		1,504	1,727,264
Series 2007-LD12, Class AM 6.001%, 2/15/51(b)		816	931,987
Series 2007-LDPX, Class A3 5.42%, 1/15/49		5,075	5,770,488
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		2,285	2,380,416
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.513%, 6/15/29		170	178,486
Series 2005-C1, Class A4 4.742%, 2/15/30		125	132,053
Series 2006-C1, Class A4 5.156%, 2/15/31		310	341,163
Series 2007-C1, Class A4 5.424%, 2/15/40		2,892	3,294,879
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		23	23,267
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3, Class A4
5.414%, 7/12/46		25	28,268
Series 2007-9, Class A4
5.70%, 9/12/49		270	312,935
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		2,019	2,023,525
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A4 3.185%, 3/10/46		4,298	4,432,119

WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3 2.875%, 12/15/45	U.S.$	1,697	$1,708,827

			72,039,794

Non-Agency Floating Rate CMBS–0.5%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.904%, 12/05/31(a)(b)		1,345	1,345,815
GS Mortgage Securities Corp. II
Series 2007-EOP, Class E
2.476%, 3/06/20(a)(b)		1,110	1,115,839
Series 2013-KYO, Class A
1.052%, 11/08/29(a)(b)		2,700	2,706,152
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46(d)		64	64,275

			5,232,081

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Series K010, Class A1 3.32%, 7/25/20		60	65,267
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	85,734

			151,001

Total Commercial Mortgage-Backed Securities (cost $73,859,868)			77,422,876

AGENCIES–6.7%
Agency Debentures–6.7%
Federal Farm Credit Bank
0.234%, 9/29/14(b)		2,845	2,847,108
0.264%, 6/26/13(b)		300	300,113
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		13,300	13,842,627
Federal National Mortgage Association
6.25%, 5/15/29		8,486	12,051,300
6.625%, 11/15/30		9,585	14,271,145
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		24,500	21,793,852

Total Agencies (cost $57,132,450)			65,106,145

CORPORATES—NON-INVESTMENT GRADES–1.6%
Industrial–0.9%
Basic–0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		209	212,657

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Capital Goods–0.4%
B/E Aerospace, Inc. 5.25%, 4/01/22		U.S.$	1,740	$1,794,375
Ball Corp. 5.00%, 3/15/22			1,735	1,804,400

				3,598,775

Communications—Telecommunications–0.1%
VimpelCom Holdings BV 5.20%, 2/13/19(a)			692	697,129

Consumer Cyclical—Other–0.2%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(f)			1,745	1,830,069

Consumer Cyclical—Retailers–0.1%
Dollar General Corp. 4.125%, 7/15/17			468	502,515

Energy–0.1%
Cimarex Energy Co. 5.875%, 5/01/22			832	892,320
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)			554	558,636

				1,450,956

				8,292,101

Financial Institutions–0.7%
Banking–0.6%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	570	646,630
Citigroup, Inc. 5.95%, 1/30/23		U.S.$	2,630	2,728,625
LBG Capital No.1 PLC 8.00%, 6/15/20(a)			1,240	1,322,434
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19		EUR	755	1,383,950

Royal Bank of Scotland Group PLC 5.00%, 10/01/14		U.S.$	85	87,550

				6,169,189

Other Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)			955	1,077,847

				7,247,036

Total Corporates—Non-Investment Grades (cost $13,749,812)				15,539,137

QUASI-SOVEREIGNS–1.3%
Quasi-Sovereign Bonds–1.3%
Indonesia–0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)			2,009	2,179,765

Kazakhstan–0.2%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)	U.S.$		1,426	$1,696,940

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)			2,675	3,110,870

South Korea–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)			2,845	2,994,926

United Arab Emirates–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)			2,815	3,012,050

Total Quasi-Sovereigns (cost $11,736,971)				12,994,551

GOVERNMENTS—SOVEREIGN BONDS–0.6%
Indonesia–0.1%
Republic of Indonesia 5.25%, 1/17/42(a)			1,407	1,498,455

Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15			34	36,055

Qatar–0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)			2,532	2,839,815

Russia–0.2%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(a)			1,375	1,702,693

Total Governments—Sovereign Bonds (cost $5,400,159)				6,077,018

COLLATERALIZED MORTGAGE OBLIGATIONS–0.4%
Non-Agency Fixed Rate–0.3%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.732%, 5/25/35			1,030	992,770
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.042%, 6/25/46			2,505	1,613,365
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.893%, 7/25/36			420	300,761
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36			80	81,030
Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 3.088%, 8/25/35			35	32,676

				3,020,602

2013 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Agency Fixed Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.692%, 5/28/35	U.S.$		323	$279,322

Non-Agency Floating Rate–0.0%
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.403%, 7/20/36(b)			118	104,451
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.878%, 2/25/47(b)			87	66,680

				171,131

Total Collateralized Mortgage Obligations (cost $4,436,285)				3,471,055

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.3%
United States–0.3%
California GO 7.625%, 3/01/40 (cost $1,978,456)			1,925	2,783,935

BANK LOANS–0.1%
Industrial–0.1%
Technology–0.1%
IPC Systems, Inc. 5.45%, 6/01/15(b) (cost $750,000)			750	652,500

EMERGING MARKETS—CORPORATE BONDS–0.0%
Non Corporate Sectors–0.0%
Agencies—Not Government Guaranteed–0.0%
Israel Electric Corp., Ltd. 7.75%, 12/15/27(a) (cost $268,354)		U.S.$	265	$298,203

GOVERNMENTS—SOVEREIGN AGENCIES–0.0%
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17 (cost $16,661)			15	17,454

	Shares
SHORT-TERM INVESTMENTS–12.2%
Investment Companies–9.1%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.12%(g) (cost $88,533,721)			88,533,721	88,533,721

	Principal Amount (000)

Treasury Bill–3.1%
Japan Treasury Discount Bill Series 339 Zero Coupon, 4/22/13 (cost $30,061,653)		JPY	2,840,000	30,168,633

Total Short-Term Investments (cost $118,595,374)				118,702,354

Total Investments—113.2% (cost $1,050,107,072)				1,102,732,696

Other assets less liabilities—(13.2)%				(128,505,623)

Net Assets—100.0%				$974,227,073

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	50	June 2013	$11,023,316	$ 11,022,656	$ 660

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Capital Markets LP	EUR	3,389	USD	4,430	4/11/13	$86,427
Goldman Sachs Capital Markets LP	JPY	2,840,000	USD	29,963	4/22/13	(210,812)
Royal Bank of Scotland PLC	CAD	5,176	USD	5,038	4/19/13	(55,081)
State Street Bank & Trust Co.	GBP	989	USD	1,499	4/11/13	(4,654)

						$(184,120)

18	Sanford C. Bernstein Fund II, Inc.

INTEREST RATE SWAP CONTRACTS (See Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA		$11,590	1/30/17	1.059%	3 Month LIBOR	$(177,418)
JPMorgan Chase Bank, NA		12,780	2/07/22	2.043%	3 Month LIBOR	(264,090)
JPMorgan Chase Bank, NA		13,670	4/03/23	2.008%	3 Month LIBOR	0
JPMorgan Chase Bank, NA	EUR	11,500	4/03/23	1.672%	6 Month EURIBOR	0

						$(441,508)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00%	0.96%	$3,000	$4,228	$ (94,419)	$98,647

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate	Maturity	U.S. $ Value at March 31, 2013
ING Bank Amsterdam +	(7.50)%*	—	$441,424

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2013

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $147,444,410 or 15.1% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.
(d)	Variable rate coupon, rate shown as of March 31, 2013.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $674,054.
(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $440,475.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GO—General Obligation

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

2013 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2013 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $961,573,351)	$1,014,198,975
Affiliated issuers (cost $88,533,721)	88,533,721
Cash in bank (a)	11,250
Receivables:
Interest & dividends	6,444,803
Investment securities sold	8,529,541
Capital shares sold	548,538
Unrealized appreciation of credit default swap contracts	98,647
Unrealized appreciation of forward currency exchange contracts	86,427

Total assets	1,118,451,902

LIABILITIES
Reverse repurchase agreements	441,424
Due to custodian	643
Payables:
Dividends to shareholders	820,151
Investment securities purchased	136,897,818
Advisory fee	337,129
Capital shares redeemed	4,786,057
Margin owed to broker on futures contracts	781
Accrued expenses	134,352
Unrealized depreciation of forward currency exchange contracts	270,547
Unrealized depreciation of interest rate swap contracts	441,508
Premium received on credit default swap contracts	94,419

Total liabilities	144,224,829

NET ASSETS	$974,227,073

SHARES OF CAPITAL STOCK OUTSTANDING	60,493,084

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.10

NET ASSETS CONSIST OF:
Capital stock, at par*	$60,493
Additional paid-in capital	917,486,087
Distributions in excess of net investment income	(1,633,161)
Accumulated net realized gain on investment and foreign currency transactions	6,215,252
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	52,283,423
Foreign currency denominated assets and liabilities	(185,021)

$974,227,073

(a) An amount of $11,250 has been segregated to collateralize margin requirements for the open futures contracts outstanding at March 31, 2013.

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the six months ended March 31, 2013 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$15,225,069
Dividends
Unaffiliated issuers (a)	18
Affiliated issuers	35,265

Total income	15,260,352

Expenses:
Advisory fee (see Note 2A)	2,588,466
Custodian fee	119,948
Transfer Agent fee	8,558
Printing fees	11,798
Legal fees	20,648
Registration fees	18,758
Auditing and tax fees	34,756
Directors’ fees and expenses	28,340
Miscellaneous	22,411

Total expenses	2,853,683
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(512,289)

Net expenses	2,341,394

Net investment income	12,918,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,118,859
Futures transactions	(57,855)
Swap transactions	(43,393)
Foreign currency transactions	508,806

Net realized gain on investment and foreign currency transactions	7,526,417

Net change in unrealized appreciation/depreciation of:
Investments	(15,220,216)
Futures transactions	8,913
Swap transactions	401,559
Foreign currency denominated assets and liabilities and other assets	(161,715)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,971,459)

Net realized and unrealized loss on investment and foreign currency transactions	(7,445,042)

Net increase in net assets resulting from operations	$5,473,916

(a) Net of foreign withholding taxes of $14.

See Notes to Financial Statements.

2013 Semi-Annual Report	21

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$12,918,958	$29,077,867
Net realized gain on investment and foreign currency transactions	7,526,417	14,259,618
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(14,971,459)	19,592,157

Net increase in net assets resulting from operations	5,473,916	62,929,642

Dividends and distributions to shareholders:
Dividends from net investment income	(17,526,082)	(30,847,179)
Distributions from net realized gain on investment transactions	(6,245,586)	(16,909,302)

Total dividends and distributions to shareholders	(23,771,668)	(47,756,481)

Capital-share transactions:
Net proceeds from sales of shares	164,603,878	280,546,608
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,182,016	34,218,300

Total proceeds from shares sold	183,785,894	314,764,908
Cost of shares redeemed	(296,487,741)	(432,303,989)

Net decrease in net assets from capital-share transactions	(112,701,847)	(117,539,081)

Net decrease in net assets	(130,999,599)	(102,365,920)

NET ASSETS:
Beginning of period	1,105,226,672	1,207,592,592

End of period (a)	$974,227,073	$1,105,226,672

(a) Includes (distributions in excess of net investment income)/undistributed net investment income of:	$(1,633,161)	$2,973,963

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$16.39	$16.17	$16.08	$15.10		$13.93	$14.98

Income from investment operations
Investment income, net†	0.20	0.41	0.57	0.65		0.70	0.73
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	0.48	0.25	1.08		1.26	(1.00)
Contributions from Adviser	0	0	0	0		0	0 (a)

Total from investment operations	0.08	0.89	0.82	1.73		1.96	(0.27)

Less dividends and distributions:
Dividends from taxable net investment income	(0.27)	(0.43)	(0.58)	(0.66)		(0.71)	(0.78)
Dividends from net realized gain on investment transactions	(0.10)	(0.24)	(0.15)	(0.09)		(0.08)	0

Total dividends and distributions	(0.37)	(0.67)	(0.73)	(0.75)		(0.79)	(0.78)

Net asset value, end of period	$16.10	$16.39	$16.17	$16.08		$15.10	$13.93

Total return (b)	0.49%	5.70% #	5.30%	11.76%		14.80%	(1.96)% **^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$974,227	$1,105,227	$1,207,593	$1,123,905		$1,026,838	$1,027,646
Average net assets (000 omitted)	$1,042,479	$1,146,019	$1,143,740	$1,105,250		$967,750	$1,085,900
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45% *	0.45%	0.45%	0.45%	(c)	0.45%	0.45%
Expenses, before waivers/reimbursements	0.55% *	0.54%	0.54%	0.54%	(c)	0.54%	0.54%
Net investment income	2.49% *	2.54%	3.61%	4.19%	(c)	5.05%	4.93%
Portfolio turnover rate	73%	136%	121%	105%		75%	99%

†	Based on average shares outstanding.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
*	Annualized.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2013 Semi-Annual Report	23

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those based on their market values as described in Note A above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances.

24	Sanford C. Bernstein Fund II, Inc.

Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2013 Semi-Annual Report	25

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2013:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$1,553,625	$306,411,765	$0	$307,965,390
Mortgage Pass-Throughs	0	230,197,737	0	230,197,737
Asset-Backed Securities	0	130,107,890	8,060,370	138,168,260
Governments—Treasuries	0	123,336,081	0	123,336,081
Commercial Mortgage-Backed Securities	2,557,358	66,051,536	8,813,982	77,422,876
Agencies	0	65,106,145	0	65,106,145
Corporates—Non-Investment Grades	0	15,539,137	0	15,539,137
Quasi-Sovereigns	0	12,994,551	0	12,994,551
Governments—Sovereign Bonds	0	6,077,018	0	6,077,018
Collateralized Mortgage Obligations	0	279,322	3,191,733	3,471,055
Local Governments—Municipal Bonds	0	2,783,935	0	2,783,935
Bank Loans	0	0	652,500	652,500
Emerging Markets—Corporate Bonds	0	298,203	0	298,203
Governments—Sovereign Agencies	0	17,454	0	17,454
Short-Term Investments:
Investment Companies	88,533,721	0	0	88,533,721
Treasury Bill	0	30,168,633	0	30,168,633
Total Investments in Securities	92,644,704	989,369,407	20,718,585	1,102,732,696
Other Financial Instruments* :
Assets:
Futures Contracts	660	0	0	660 #
Forward Currency Exchange Contracts	0	86,427	0	86,427
Credit Default Swap Contracts	0	98,647	0	98,647
Liabilities:
Forward Currency Exchange Contracts	0	(270,547)	0	(270,547)
Interest Rate Swap Contracts	0	(441,508)	0	(441,508)
Total^	$92,645,364	$988,842,426	$20,718,585	$1,102,206,375

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

26	Sanford C. Bernstein Fund II, Inc.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET - BACKED SECURITIES	COMMERCIAL MORTGAGE - BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/12	$14,500,930	$7,106,163	$3,811,820
Accrued discounts/(premiums)	1,472	(43,519)	3,576
Realized gain (loss)	(822,557)	251,313	(444,872)
Change in unrealized appreciation/depreciation	832,648	(204,857)	589,581
Purchases	242,186	6,062,806	107,984
Sales	(2,518,750)	(4,357,924)	(597,357)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(4,175,559)	0	(278,999)

Balance as of 3/31/13+	$8,060,370	$8,813,982	$3,191,733

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(12,342)	$(202,268)	$432,483

	BANK LOANS	WARRANTS^^	TOTAL
Balance as of 9/30/12	$658,315	$0	$26,077,228
Accrued discounts/(premiums)	348	0	(38,123)
Realized gain (loss)	(251,808)	0	(1,267,924)
Change in unrealized appreciation/depreciation	273,114	0	1,490,486
Purchases	0	0	6,412,976
Sales	(27,469)	0	(7,501,500)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	(4,454,558)

Balance as of 3/31/13	$652,500	$0	$20,718,585

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$15,000	$0	$232,873

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

^^	The Portfolio held securities with zero market value that were sold during the reporting period.

2013 Semi-Annual Report	27

Notes to Financial Statements (continued)

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2013:

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Asset-Backed Securities	$8,060,370	Third Party Vendor	Evaluated Quotes	$96.14-$102.32
Commercial Mortgage-Backed Securities	$8,813,982	Third Party Vendor	Evaluated Quotes	$79.85-$114.83
Collateralized Mortgage Obligations	$3,191,733	Third Party Vendor	Evaluated Quotes	$64.41-$100.89
Bank Loans	$652,500	Third Party Vendor	Evaluated Quotes	$87.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

28	Sanford C. Bernstein Fund II, Inc.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2013 Semi-Annual Report	29

Notes to Financial Statements (continued)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2014 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2013, the aggregate amount of such fee waiver was $512,289.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Entities

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2013 is as follows:

MARKET VALUE SEPTEMBER 30, 2012 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2013 (000)	DIVIDEND INCOME (000)
$31,407	$556,364	$499,237	$88,534	$35

Brokerage commissions paid on investment transactions for the six months ended March 31, 2013 amounted to $675, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $1,918,971. The Portfolio’s claim to these obligations was subject to the bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”).

30	Sanford C. Bernstein Fund II, Inc.

In accordance with its error correction policy, the Adviser agreed to make the Portfolio whole in respect of the amount of the recovery that was to be paid on the Bankruptcy Claim in the event the Bankruptcy Claim was not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of the Bankruptcy Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $954,688 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $954,688.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2013, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$126,057,667	$82,220,226
U.S. government securities	618,925,845	713,305,102

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$55,107,159
Gross unrealized depreciation	(2,481,535)

Net unrealized appreciation	$52,625,624

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2013 Semi-Annual Report	31

Notes to Financial Statements (continued)

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2013, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2013, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate

32	Sanford C. Bernstein Fund II, Inc.

swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2013, the Portfolio held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2013, the Portfolio held credit default swap contracts for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At March 31, 2013, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,000,000, with net unrealized appreciation/depreciation of $98,647, and terms of less than 4 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

As of March 31, 2013, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

2013 Semi-Annual Report	33

Notes to Financial Statements (continued)

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $620,974. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $674,054 at March 31, 2013. If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, an amount of $179,466 would be required to be posted by the Portfolio.

At March 31, 2013, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$86,427		Unrealized depreciation of forward currency exchange contracts	$270,547
Credit contracts	Unrealized appreciation of credit default swap agreements	98,647
Interest rate contracts	Margin due from/owed to broker on futures contracts	660	*
Interest rate contracts				Unrealized depreciation of interest rate swap agreements	441,508
Total		$185,734			$712,055

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$13,911	$(158,366)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	92,619	94,280
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(136,012)	307,279
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(57,855)	8,913
Total		$(87,337)	$252,106

34	Sanford C. Bernstein Fund II, Inc.

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended March 31, 2013.

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$233,709
Average principal amount of sale contracts	$41,262,169

Credit Default Swap Contracts:
Average notional amount of sale contracts	$3,200,000

Interest Rate Swap Contracts:
Average notional amount	$30,025,141

Futures Contracts:
Average original value of sale contracts	$14,267,726

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2013, the Portfolio earned drop income of $620,604 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2013, the average amount of reverse repurchase agreements outstanding was $2,064,837 and the daily weighted average interest rate was (0.50)%. During the year, the Portfolio received net interest payment from counterparties.

2013 Semi-Annual Report	35

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$32,819,931	$51,480,048
Net long-term capital gains	14,936,550	840,796

Total distributions paid	$47,756,481	$52,320,844

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$4,127,528	$5,279,087	$(64,747)	$66,494,797	$75,836,665

(a)	For the year ended September 30, 2012, the Portfolio elected to defer $64,747 of straddle losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps and partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2012, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

36	Sanford C. Bernstein Fund II, Inc.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Mortgage-Related Securities Risk—In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has

2013 Semi-Annual Report	37

Notes to Financial Statements (continued)

not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2013 and the year ended September 30, 2012, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Shares sold	10,108,787	17,473,142
Shares issued to shareholders on reinvestment of dividends and distributions	1,182,062	2,134,511
Shares redeemed	(18,220,859)	(26,866,409)

Net decrease in shares outstanding	(6,930,010)	(7,258,756)
Shares outstanding at beginning of period	67,423,094	74,681,850

Shares outstanding at end of period	60,493,084	67,423,094

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2013.

NOTE 8.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2013 Semi-Annual Report	39

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio, the Fund’s sole portfolio, at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that no reimbursements had been made to date by the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly

40	Sanford C. Bernstein Fund II, Inc.

available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for various periods ended July 31, 2012, and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”) for the 1-, 3-, 5- and 10-year periods ended September 30, 2012 and the period since inception (May 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5- and 10-year periods. The Fund outperformed the Index in all periods. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1-year period, the directors concluded that the Fund’s relative performance over time was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at the same fee rate as the Fund’s starting fee rate, but had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style and that the fee schedule for the other AllianceBernstein fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in the same fee rate as that in the Fund’s Advisory Agreement.

2013 Semi-Annual Report	41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely the expense ratios of some of the other funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 49.3 basis points was higher than the Expense Group median. The directors also noted that the Fund’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint and that the Fund’s assets were in excess of the breakpoint level. Accordingly, the Fund’s current effective advisory fee rate is lower due to the breakpoint. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors had also requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

42	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY	FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. 4 Also shown are the Fund’s net assets on September 30, 2012.

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/12 ($MM)
Intermediate Duration Institutional Portfolio[5]	50 bp on 1st 1 billion 45 bp on the balance	$1,123.9

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’ total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the

1 The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

2013 Semi-Annual Report	43

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Fund’s current fiscal year. The waiver is terminable by the Adviser prior to the Fund’s new Prospectus date upon at least 60 days written notice. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period: 6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/12)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.54%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets:9

FUND	NET ASSETS 9/30/12 ($MM)	ALLIANCEBERNSTEIN INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	$1,123.9	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.208%	0.489%

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

44	Sanford C. Bernstein Fund II, Inc.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.494%	0.489%[10]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.489%[10]

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

2013 Semi-Annual Report	45

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

FUND	CONTRACTUAL MANAGEMENT FEE (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK
Intermediate Duration Institutional Portfolio	0.493	0.487	8/14

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

FUND	EXPENSE RATIO (%)[16]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.521	4/14	0.643	37/213

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

15 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16 Most recently completed fiscal year total expense ratio.

46	Sanford C. Bernstein Fund II, Inc.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2012.22

		FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio
	1 year	6.47	7.53	7.41	13/14	245/302
	3 year	8.65	9.07	8.06	10/14	73/255
	5 year	7.21	7.21	6.84	7/13	74/199
	10 year	5.91	5.91	5.68	6/11	48/122

17 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 Fund performance returns were provided by Lipper.

21 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

2013 Semi-Annual Report	47

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 24

	PERIODS ENDING JULY 31, 2012 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	6.47	8.65	7.21	5.91	5.93	4.23	0.92	10
Barclays Capital U.S Aggregate Bond Index	7.25	6.85	6.91	5.65	5.84	3.62	1.01	10
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

23 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

24 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

48	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0313

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: May 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 22, 2013